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                                  Exhibit 99.1

                    Certification Pursuant to Section 906 of
                         the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sandalwood Lodging Investment Corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Annual Report") that:

     1) the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 9, 2003                          /s/ Bryan E. Gordon
                                             -----------------------------------
                                             Bryan E. Gordon, Chairman of the
                                             Board and Managing Director


Date: April 9, 2003                          /s/ Douglas H.S. Greene
                                             -----------------------------------
                                             Douglas H.S. Greene, Vice Chairman,
                                             Managing Director, Chief Investment
                                             Officer and Treasurer